UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 27, 2012 (Date of earliest event reported: November 17, 2011)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 21, 2011, Energy Partners, Ltd. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion, on November 17, 2011, of its previously announced acquisition (the “Main Pass Acquisition”) of certain interests in producing oil and natural gas assets in the shallow-water central Gulf of Mexico shelf (the “Main Pass Interests”) from Stone Energy Offshore, L.L.C. (the “Seller”) for $38.6 million in cash, subject to customary adjustments to reflect the economic effective date of November 1, 2011. The Main Pass Acquisition was completed pursuant to the Purchase and Sale Agreement dated October 28, 2011, by and between the Company and the Seller. The Main Pass Interests consist of additional interests in the Main Pass 296/311 complex, which was included in the assets the Company purchased from Anglo-Suisse Offshore Partners, LLC in February 2011, along with other unit interests in the Main Pass complex and an interest in a Main Pass 295 primary term lease. Consistent with the requirements for Form 8-K, the Company committed in the Current Report on Form 8-K filed on November 21, 2011 to file the historical and pro forma financial information relating to the Main Pass Interests no later than February 2, 2012, as more fully described in Items 9.01(a) and 9.01(b) of the Company’s initial filing. The Company is furnishing this Amendment No. 1 to provide the historical and pro forma financial information described in Items 9.01(a) and 9.01(b) below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Audited statements of revenues and direct operating expenses of the Main Pass Interests for each of the fiscal twelve-month periods in the two-year period ended December 31, 2010 and the related notes, and unaudited statements of revenues and direct operating expenses of the Main Pass Interests for the nine-month periods ended September 30, 2011 and September 30, 2010 and the related notes are included as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011, Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2010 and the nine-month period ended September 30, 2011 and the related notes showing the pro forma effects of the Main Pass Acquisition are included as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of UHY LLP.

99.1	Audited statements of revenues and direct operating expenses of the Main Pass Interests for each of the fiscal twelve-month periods in the two-year period ended December 31, 2010 and the related notes, and unaudited statements of revenues and direct operating expenses of the Main Pass Interests for the nine-month periods ended September 30, 2011 and September 30, 2010 and the related notes.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011, Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2010 and the nine-month period ended September 30, 2011 and the related notes showing the pro forma effects of the Main Pass Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2012

ENERGY PARTNERS, LTD.

By:	/s/ Tiffany J. Thom
Tiffany J. Thom
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of UHY LLP.

99.1	Audited statements of revenues and direct operating expenses of the Main Pass Interests for each of the fiscal twelve-month periods in the two-year period ended December 31, 2010 and the related notes, and unaudited statements of revenues and direct operating expenses of the Main Pass Interests for the nine-month periods ended September 30, 2011 and September 30, 2010 and the related notes.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2011, Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2010 and the nine-month period ended September 30, 2011 and the related notes showing the pro forma effects of the Main Pass Acquisition.